UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2013

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Suite 900		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On January 8, 2013, Snyder’s-Lance, Inc. (the “Company”) entered into a Transitional Services and Retirement Agreement (the “Retirement Agreement”) with David V. Singer, Chief Executive Officer of the Company. The Retirement Agreement provides for Mr. Singer’s retirement as Chief Executive Officer of the Company effective immediately following the Company’s 2013 annual meeting of stockholders scheduled for May 3, 2013 (the “CEO Resignation Date”). Mr. Singer will not stand for reelection to the Board of Directors at the 2013 annual meeting of stockholders.

During the period from the CEO Resignation Date through February 28, 2014 (the “Transitional Services Period”), Mr. Singer will continue to serve as a full-time employee of the Company in a non-executive, non-officer capacity. During this period, Mr. Singer will assist with the transition of his duties to his successor and provide assistance and consultation to the Board of Directors. Mr. Singer will retire from the Company on February 28, 2014 (the “Retirement Date”).

Appointment of Certain Officers

On January 14, 2013, the Board of Directors of the Company announced that it has appointed Carl E. Lee, Jr. to succeed Mr. Singer as Chief Executive Officer of the Company, effective immediately after the Company’s 2013 annual meeting of stockholders.

Mr. Lee, age 53, has served as President and Chief Operating Officer of the Company since December 2010. He served as the President and Chief Executive Officer of Snyder’s of Hanover, Inc. (“Snyder’s”) from 2005 until its merger with Lance, Inc. in December 2010. From 2001 to 2005, Mr. Lee worked for First Data Corporation as President and Chief Executive Officer of Wells Fargo Merchant Services. From 1986 until 2001, Mr. Lee served in various officer roles with Frito-Lay and Nabisco. Mr. Lee was as a member of the Board of Directors of Snyder’s from 2005 until the merger in December 2010, and has been a director of the Company since December 2010. Mr. Lee has also served on the Board of Directors of Welch’s Foods since 2009.

A copy of the Company’s press release dated January 14, 2013 is being furnished as Exhibit 99.1 hereto.

Compensatory Arrangements and Amendments

Mr. Singer’s Retirement Agreement supersedes and replaces certain provisions of his Executive Employment Agreement, dated May 11, 2005 (as amended, the “Employment Agreement”), with respect to his duties and compensation. Pursuant to the Retirement Agreement, the Company has agreed to pay or provide to Mr. Singer the following through the Retirement Date:

1.	Base salary set at the annual rate of (a) $764,750 for the period from December 30, 2012 through the CEO Resignation Date and (b) $466,050 for the period from the CEO Resignation Date through the Retirement Date.

2.	A performance-based cash incentive award under the Company’s 2013 Annual Performance Incentive Plan in a target amount of 100% of base salary for 2013. The actual amount of the award will be determined by the Compensation Committee in accordance with the terms of the 2013 Annual Performance Incentive Plan, as generally applicable to executive officers of the Company and subject to Mr. Singer’s continued employment with the Company through the Retirement Date. No annual cash incentive award will be payable to Mr. Singer for 2014.

3.	Long-term incentive compensation awards under the Company’s 2013 Long-Term Incentive Plan in an aggregate target amount of $1,404,438, divided among restricted stock units settled in shares of the Company’s common stock (“RSUs”) and a target cash performance-based award (“cash LTIP”) in accordance with the terms of the 2013 Long-Term Incentive Plan as generally applicable to other executive officers of the Company. If Mr. Singer remains employed with the Company through the Retirement Date and complies with the post-employment covenants in his Employment Agreement, (a) the RSUs will continue to vest after the Retirement Date in accordance with their original vesting schedule and (b) the amount of the cash LTIP will be determined after the end of the applicable performance period, pro-rated based on the number of days in the performance period through the Retirement Date (the “Special Vesting Provisions”). No long-term incentive awards will be granted or payable to Mr. Singer for 2014.

4.	At the discretion of the Compensation Committee, accelerated vesting as of the Retirement Date of the portion of unvested stock options and restricted stock granted to Mr. Singer under the Company’s 2012 Long-Term Incentive Plan. Such acceleration is subject to Mr. Singer’s continued employment and the satisfactory performance of his duties through the Retirement Date.

5.	During Mr. Singer’s continued employment with the Company through the Retirement Date, eligibility to participate in health and welfare benefits; pension, profit sharing and retirement plans; and other company benefits that are generally provided to similarly situated executives. Effective as of December 30, 2012, Mr. Singer will not be entitled to any automobile allowance or perquisites.

The Retirement Agreement also supersedes and replaces the severance provisions of Mr. Singer’s Employment Agreement effective as of the CEO Resignation Date. After the CEO Resignation Date, no severance will be payable to Mr. Singer for any termination of employment, except Mr. Singer will be entitled to receive the following if he is terminated by the Company without “Cause” during the Transitional Services Period:

A.	All unpaid base salary under the Retirement Agreement from the date of termination through the Retirement Date.

B.	An amount equal to his target cash incentive award under the 2013 Annual Performance Incentive Plan.

C.	Vesting of awards under the 2013 Long-Term Incentive Plan in accordance with the Special Vesting Provisions (as described above).

D.	Accelerated vesting, at the discretion of the Compensation Committee, of any portion of unvested stock options or restricted stock awarded under the 2012 Long-Term Incentive Plan.

Pursuant to the Retirement Agreement, Mr. Singer has agreed to continue to hold a specified number of shares of the Company’s common stock following the Retirement Date until December 31, 2015.

Mr. Singer’s Employment Agreement includes customary covenants regarding confidentiality of information and competition with the Company. These covenants were not superseded by the Retirement Agreement and will remain in effect in accordance with their terms. Pursuant to the Retirement Agreement, Mr. Singer’s Amended and Restated Compensation and Benefits Assurance Agreement, dated as of April 24, 2008, will be terminated and cancelled in its entirety as of the CEO Resignation Date.

The summary of the Retirement Agreement contained herein is qualified in its entirety by reference to the full text of the Retirement Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Transitional Services and Retirement Agreement, dated as of January 8, 2013, between the Company and David V. Singer

99.1	Press Release dated January 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.

Date: January 14, 2013	By:	/s/ A. Zachary Smith III
A. Zachary Smith III
Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
January 8, 2013	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Transitional Services and Retirement Agreement, dated as of January 8, 2013, between the Company and David V. Singer

99.1	Press Release dated January 14, 2013